Exhibit 99.6

SECURITIES ACCOUNT CONTROL AGREEMENT

among

ALLY AUTO RECEIVABLES TRUST 2024-1,

as Issuing Entity,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

in its capacity as Indenture Trustee

and

U.S. BANK NATIONAL ASSOCIATION,

as Securities Intermediary

Dated as of March 13, 2024

-i-

SECURITIES ACCOUNT CONTROL AGREEMENT (this “Agreement”), dated as of March 13, 2024, among ALLY AUTO RECEIVABLES TRUST 2024-1, as the Issuing Entity (the “Issuing Entity”), U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary (the “Securities Intermediary”) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as Indenture Trustee (the “Secured Party”).

PREAMBLE

Pursuant to the Indenture, dated as of March 13, 2024, by and between the Issuing Entity and the Secured Party (as amended or modified from time to time, the “Indenture”), the Issuing Entity has granted to the Secured Party, for the benefit of the Noteholders, a first priority security interest in the Designated Accounts and in the Reserve Account Property and all funds on deposit in or other investment property credited to the Collection Account and the Note Distribution Account from time to time, including all proceeds thereof (collectively, the “Account Property”). The Designated Accounts currently existing under the Indenture are the Reserve Account, the Collection Account and the Note Distribution Account maintained and held at the Securities Intermediary by the Issuing Entity, subject to the first priority security interest of the Secured Party for the benefit of the Noteholders in the Designated Accounts granted by the Issuing Entity to the Secured Party to secure payment of the Notes.

The parties hereto are entering into this Agreement to perfect the Secured Party’s security interest in the Designated Accounts by “control,” within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”).

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. Except as otherwise specified herein or if the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in Part I of Appendix A to the Servicing Agreement, dated as of the date hereof (as amended from time to time, the “Servicing Agreement”), among the Issuing Entity, Ally Auto Assets LLC and Ally Bank. The rules of construction set forth in Part II of Appendix A to the Servicing Agreement shall be applicable to this Agreement.

ARTICLE II

DESIGNATED ACCOUNTS

Section 2.1 Designated Accounts.

(a) The Securities Intermediary represents and warrants to each of the Secured Party and the Issuing Entity that the Securities Intermediary does not know of any claim to or interest in the Designated Accounts, except the first priority security interest of the Secured Party in the Designated Accounts for the benefit of the Noteholders and the other claims and interests of the parties referred to in this Agreement. The Securities Intermediary does not have and shall not have in the future, any security interest, lien or right of setoff on or against the Designated Accounts.

(b) The Securities Intermediary, the Issuing Entity and the Secured Party agree that the Securities Intermediary is the securities intermediary and the Issuing Entity is the entitlement holder as to each Account subject to the first priority security interest of the Secured Party.

(c) The Securities Intermediary, the Issuing Entity and the Secured Party agree that all property credited to the Designated Accounts shall be treated as “financial assets” under Article 8 of the UCC.

(d) The Securities Intermediary shall not accept any “entitlement order,” within the meaning of Section 8-102(a)(8) of the UCC, or other instruction regarding the Designated Accounts except from the Secured Party and, subject to Section 3.1(b), the Issuing Entity.

(e) The Securities Intermediary, the Issuing Entity and the Secured Party agree that, with respect to the Designated Accounts, the jurisdiction of the Securities Intermediary for purposes of Articles 8 and 9 of the UCC shall be the State of New York.

(f) The Securities Intermediary shall at all times be a “participant” (as such term is defined in the Federal Book-Entry Regulations) in the Federal Reserve System.

ARTICLE III

RIGHTS OF THE SECURED PARTY

Section 3.1 Control of Designated Accounts by Secured Party.

(a) Subject to Section 3.1(b), the Securities Intermediary shall comply with any entitlement order originated by the Secured Party or the Issuing Entity. The Securities Intermediary, the Issuing Entity and the Secured Party agree that the Securities Intermediary shall comply with any entitlement order originated by the Secured Party without further consent of the Issuing Entity.

(b) If the Secured Party notifies the Securities Intermediary that the Secured Party will exercise exclusive control over the Designated Accounts (a “notice of exclusive control”), then the Securities Intermediary shall not comply with any contrary or otherwise inconsistent instructions or other directions concerning the Designated Accounts originated by the Issuing Entity unless and until such notice of exclusive control is withdrawn by the Secured Party. The Secured Party shall only give such notice of exclusive control upon the occurrence and during the continuance of an Event of Default and the acceleration of the payment of principal and interest on the Notes in accordance with the Indenture (without the related declaration of acceleration and its consequences having been rescinded or annulled), after expiration of the related period specified in Article V of the Indenture limiting actions in respect of such Event of Default.

Section 3.2 No Control by Issuing Entity or Third Parties Concerning Designated Accounts. The Securities Intermediary shall not comply with any instructions of the Issuing Entity (except to the extent permitted under Section 3.1(b)) concerning the Designated Accounts (including any order that is originated by the Issuing Entity and that would require the Securities Intermediary to make a free delivery of Designated Accounts to the Issuing Entity or any other person). Additionally, the Securities Intermediary shall not agree with any third party (other than the Secured Party) that the Securities Intermediary will comply with orders originated by such third party concerning the Designated Accounts.

Section 3.3 Perfection of Security Interests in Designated Accounts. It is intended that the first priority security interest of the Secured Party in the Designated Accounts be perfected by control of the Designated Accounts under Sections 8-106(d)(2), 9-106(a) and 9-314(a) of the UCC. In addition, it is intended for purposes of Articles 8 and 9 of the UCC that (i) the Issuing Entity be deemed to be the related “entitlement holder”, (ii) the Securities Intermediary be deemed to be the related “securities intermediary”, (iii) all such property held by the Securities Intermediary in the Designated Accounts and all rights of the Issuing Entity against the Securities Intermediary arising out of such property, including any free credit balances, be deemed to be “financial assets”, and (iv) the Secured Party be deemed to have “control” of such Designated Accounts under Section 8-106(d)(2) of the UCC with respect to the first priority security interest therein granted to the Secured Party pursuant to the Indenture. With respect to any proceeds of the Account Property that constitute a Deposit Account, it is intended for purposes of Article 9 of the UCC that (i) the Securities Intermediary is the bank with which the Deposit Account is maintained and the Issuing Entity is the bank’s customer with respect to the Deposit Account, and (ii) the Issuing Entity, the Secured Party and the Securities Intermediary agree that the Securities Intermediary will comply with instructions originated by the Secured Party directing disposition of funds in the Deposit Accounts without further consent of the Issuing Entity.

Section 3.4 Notices of Adverse Claims. The Securities Intermediary shall promptly notify the Secured Party and the Issuing Entity if any other person claims that it has a property interest in the Designated Accounts or that it is a violation of such person’s rights for anyone else to hold, transfer or deal with the Designated Accounts.

ARTICLE IV

RIGHTS AND RESPONSIBILITIES OF INTERMEDIARY

Section 4.1 Limited Obligations. This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement. The Securities Intermediary may conclusively rely and shall be fully protected in acting or refraining from acting upon notices and communications it believes to be genuine and given by the appropriate party. Except for permitting a withdrawal, delivery or payment in violation of Article III, the Securities Intermediary shall not be liable to the Secured Party or the Issuing Entity for any error of judgment made in good faith and in accordance with this Agreement, nor shall it otherwise be liable under this Agreement except as a result of its own willful misconduct, bad faith or negligence.

ARTICLE V

MISCELLANEOUS

Section 5.1 Amendment and Other Modifications. This Agreement may be amended, supplemented or otherwise modified from time to time, and the observance of any term of this Agreement may be waived, by the parties hereto. Any such modification or waiver of this Agreement shall be in writing and shall be signed by all the parties hereto.

Section 5.2 Termination; Survival. This Agreement shall terminate upon satisfaction and discharge of the Indenture. However, Article IV shall survive termination of this Agreement.

Section 5.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The Issuing Entity and the Securities Intermediary agree that, to the extent any agreement covering the Designated Accounts is not currently governed by the law of the State of New York, such agreement is hereby amended so that the law of the State of New York governs the Designated Accounts, including, without limitation, all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities held with an Intermediary (the “Hague Securities Convention”). The Issuing Entity and the Securities Intermediary agree that no such governing law provision may be amended or modified without the written consent of the Secured Party. To the extent that the Designated Accounts, or any agreements between the Securities Intermediary and the Issuing Entity with respect to the Designated Accounts, are at any time governed by laws other than the laws of the State of New York, the parties hereto do not consent to the new governing law for the purposes of Article 7 of the Hague Securities Convention.

Section 5.4 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address as set forth in Section 5.7;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) to the extent permitted by applicable law, waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Basic Document, or any matter arising hereunder or thereunder.

Section 5.5 Binding Agreement; Successors and Assigns. All covenants and agreements in this Agreement by the Issuing Entity shall bind its successors and assigns, whether so expressed or not. All agreements of the Secured Party or the Securities Intermediary in this Agreement shall bind its successors, co-trustees and agents.

Section 5.6 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the holders thereof.

Section 5.7 Notices to Indenture Trustee, Issuing Entity and Securities Intermediary. All demands, notices and communications upon or to the Issuing Entity, the Secured Party or the Securities Intermediary under this Agreement shall be delivered as specified in Appendix B to the Servicing Agreement.

Section 5.8 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 5.9 Counterparts and Electronic Signature. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

Section 5.10 Concerning the Secured Party. To the extent that the rights, protections and immunities of the Secured Party are not explicitly stated herein, the Secured Party shall enjoy the same rights, protections and immunities afforded to it in the Indenture.

Section 5.11 Indemnification. The indemnification furnished to the Secured Party under Section 6.7 of the Indenture shall extend to and cover the exercise of its respective rights and the performance of its respective obligations under this Agreement. To the extent U.S. Bank National Association is acting as Securities Intermediary, such indemnification furnished to the Secured Party under Section 6.7 of the Indenture shall also extend to and cover the exercise of the Securities Intermediary’s rights and the performance of its obligations under this Agreement. This Section 5.11 shall survive the resignation or removal of the parties and the termination of this Agreement.

Section 5.12 No Proceedings. Each of the parties hereto (other than the Issuing Entity) acknowledges and agrees that it (or any other party acting on its behalf) shall not be entitled at any time to institute against the Issuing Entity, or join in any institution against the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency, examinership or liquidation proceedings, or other analogous proceedings under any applicable bankruptcy or similar law in connection with any obligations of the Issuing Entity under this Agreement, save for lodging a claim in the liquidation of the Issuing Entity which is initiated by another party or taking proceedings to obtain a declaration or judgment as to the obligations of the Issuing Entity in relation thereto. This Section 5.12 shall survive the resignation or removal of the parties and the termination or expiration of this Agreement.

Section 5.13 Limited Recourse. Notwithstanding anything to the contrary herein or any other Basic Document, each of the parties hereto (other than the Issuing Entity) hereby acknowledges and agrees that if the net proceeds of realization of the security constituted by the Indenture are less than the aggregate amount payable by the Issuing Entity under this Agreement (such negative amount being referred to herein as a “shortfall”), the amount payable by the Issuing Entity in respect of the Issuing Entity’s obligations under this Agreement shall be reduced to such amount of the net proceeds as shall be applied in accordance with the terms of the Indenture, and such parties shall not (directly or indirectly) be entitled to take any further steps against the Issuing Entity to recover such shortfall, which shall be deemed to be automatically extinguished. This Section 5.13 shall survive the resignation or removal of the parties and the termination or expiration of this Agreement.

Section 5.14 Personal Liability. Notwithstanding anything to the contrary herein or any other Basic Document, each of the parties hereto (other than the Issuing Entity) hereby acknowledges and agrees that no personal liability shall attach to or be incurred by the shareholders, officers, agents, employees or directors of the Issuing Entity or any of them under or by reason of any of the obligations, covenants or agreements of the Issuing Entity, or implied therefrom, and any and all personal liability of every such shareholder, officer, agent, employee or director for breaches by the Issuing Entity of any such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, agent, employee or director is hereby deemed expressly waived by the other parties hereto. This Section 5.14 shall survive the resignation or removal of the parties and the termination or expiration of this Agreement.

Section 5.15 Limitations on Liability of Securities Intermediary.

(a) This Agreement shall not subject the Securities Intermediary to any duty, obligation or liability except as is expressly set forth herein. In particular (without implied limitation), the Securities Intermediary need not investigate whether the Secured Party is entitled under the Basic Documents, or otherwise, to give any entitlement order or any other directions, instructions or other orders in any instance.

(b) The Securities Intermediary shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Securities Intermediary in good faith believes to be genuine.

(c) The Securities Intermediary may consult with and obtain advice from counsel, accountants or other experts of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties hereunder, and any action taken or omitted by the Securities Intermediary in reasonable reliance upon such advice shall be full justification and protection to it. The Securities Intermediary shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its willful misconduct, bad faith or negligence.

(d) The Securities Intermediary shall have no duties hereunder except those which are expressly set forth herein and in any modification or amendment hereof. For the avoidance of doubt, nothing herein shall impose or imply on the part of the Securities Intermediary any duties of a fiduciary nature.

(e) The Securities Intermediary may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not the Securities Intermediary hereunder.

(f) The Securities Intermediary shall not be obligated to take any action which in its reasonable judgment would cause it to incur any expense or liability not otherwise contemplated hereunder unless it has been furnished with an indemnity with respect thereto which is reasonably satisfactory to the Securities Intermediary.

(g) The Securities Intermediary may rely upon the contents of any notice, consent, instruction or other communication or document from the Secured Party, for the benefit of the Noteholders, the Issuing Entity or the Servicer that the Securities Intermediary believes in good faith to be genuine and from the proper Person, without any further duty of inquiry or independent investigation on its part.

(h) The Securities Intermediary shall not be deemed to have notice or knowledge of any Event of Default or any other default under any other Basic Document unless an Authorized Officer of the Securities Intermediary has actual knowledge or Intermediary shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Securities Intermediary may conclusively assume that none of such events have occurred and the Securities Intermediary shall not have any obligation or duty to determine whether any Event of Default or any other default under any other Basic Document has occurred or is continuing.

(i) No provision of this Agreement or any other Basic Document shall be construed to require the Securities Intermediary to perform, supervise, monitor or accept any responsibility for the performance of, the obligations of the Issuing Entity hereunder or under any other Basic Document or any Person other than itself under any Basic Document.

(j) The Securities Intermediary shall not be liable for any delays in performance for causes beyond its reasonable control, including acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, fire, flood, epidemic, pandemic, landslide, lightning, fire, hurricane, earthquake, flood, strike, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, loss or malfunctions of communications or computer (software and hardware) services, power line or other utility failures or interruptions, or inability to obtain labor.

(k) In no event shall the Securities Intermediary be liable for any special, indirect, punitive or consequential damages (including lost profits).

Section 5.16 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, it is expressly understood by the parties hereto that (a) this Agreement has been executed by BNY Mellon Trust of Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) in no event shall BNY Mellon Trust of Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as such representations, warranties, covenants, agreements or other obligations are intended and made for the purpose of binding only, and is only binding on, the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on the Owner Trustee, in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuing Entity, to perform any covenant either expressed or implied contained herein, (d) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuing Entity in this Agreement and (e) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuing Entity or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any related document, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

ALLY AUTO RECEIVABLES TRUST 2024-1, as Issuing Entity

By:	BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuing Entity

By:	/s/ Dawn Plows
Name:	Dawn Plows
Title:	Agent

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Secured Party

By:	/s/ Jennifer Napolitano
Name:	Jennifer Napolitano
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By:	/s/ Jennifer Napolitano
Name:	Jennifer Napolitano
Title:	Vice President

Securities Account Control Agreement (AART 2024-1)